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                                                                 EXHIBIT 24.1(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 33-58146 and No. 33-58148) of The Warnaco Group, Inc. of our report dated February 21, 1996 appearing on page F-1 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-1 of this Form 10-K.

PRICE WATERHOUSE LLP
New York, New York
March 18, 1996




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